UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2022

VISION SENSING ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40983	87-2323481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 500, 78 SW 7th Street, Miami, FL 33130

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (783) 633-2520

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and three-quarters of one Redeemable Warrant	VSACU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	VSAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	VSACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 14, 2022, Newsight Imaging, Ltd., an Israeli Company (“Newsight”) issued a press release (the “Press Release”) announcing the first shipments of an initial batch of the NSI9000 one-chip (non-stacked) CMOS image sensor solution for depth imaging to select customers.

As announced on August 30, 2022 and described in greater detail in a Current Report on Form 8-K filed by Vision Sensing Acquisition Corp, a Delaware corporation (“VSAC”), with the Securities and Exchange Commission on September 6, 2022, VSAC and Newsight entered into a business combination agreement dated August 30, 2022 (as may be amended and/or restated from time to time, the “Business Combination Agreement”), pursuant to which: (i) a newly-organized, wholly-owned subsidiary of Newsight will merge into VSAC resulting in VSAC becoming a wholly-owned subsidiary of Newsight, (ii) Newsight will register as a publicly traded company, (iii) Newsight’s existing shares will be split to facilitate a fully diluted value per Newsight share of US$10, (iv) VSAC’s common stock will be exchanged on a one-for-one basis for Newsight Ordinary Shares and (v) warrants to purchase VSAC common stock will instead become eligible to purchase the same number of Newsight Ordinary Shares at the same exercise price and for the same exercise period.

A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Press Release is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) is provided for informational purposes only and contains information with respect to a proposed business combination (the “Proposed Business Combination”) among VSAC and Newsight. No representations or warranties, express or implied are given in, or in respect of, this Form 8-K. In addition, this Form 8-K does not purport to be all-inclusive or to contain all the information that may be required to make a full analysis of Newsight or the Proposed Business Combination.

This Form 8-K includes a summary set of risk factors that may have a material impact in connection with the Proposed Business Combination or Newsight. These are not intended to capture all the risks to which the Proposed Business Combination or Newsight is subject or may be subject, and we encourage investors to review the risk factors set forth in the Registration Statement (as defined below), when available. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither VSAC nor Newsight presently know or that VSAC and Newsight currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect VSAC’s and Newsight’s expectations, plans or forecasts of future events and views as of the date of this Form 8-K. VSAC and Newsight anticipate that subsequent events and developments will cause VSAC’s and Newsight’s assessments to change. However, while VSAC and Newsight may elect to update these forward-looking statements at some point in the future, VSAC and Newsight specifically disclaim any obligation to do so. To the fullest extent permitted by law in no circumstances will Newsight, VSAC or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Form 8-K, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. These forward-looking statements should not be relied upon as representing VSAC’s and Newsight’s assessments as of any date subsequent to the date of this Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. Any financial information and data contained in this Form 8-K is unaudited and may not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, the Registration Statement (as defined below) to be filed by Newsight with the U.S. Securities and Exchange Commission (the “SEC”).

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This Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. VSAC’s and Newsight’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, VSAC’s and Newsight’s expectations with respect to future performance and anticipated financial impacts of the transactions (the “Transactions”) contemplated by the Business Combination Agreement dated August 30, 0222 by and among Newsight, Newsight Merger Sub inc. and VSAC attached as Exhibit 2.1 to the Current Report on Form 8-K dated August 30, 2022 of VSAC filed with the SEC on September 6, 2022 (the “Business Combination Agreement”), the satisfaction of the closing conditions to the Transactions and the timing of the completion of the Transactions. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of VSAC or Newsight and are difficult to predict. Factors that may cause such differences include but are not limited to: (i) the expected timing and likelihood of completion of the Transactions, including the risk that the Transactions may not close due to one or more closing conditions to the Transactions in the definitive Business Combination Agreement not being satisfied or waived on a timely basis or otherwise, or that the required approval of the Business Combination Agreement and related matters by the shareholders of Newsight and VSAC are not obtained; (ii) VSAC’s failure to retain sufficient cash in its trust account or find replacement financing in order to meet the minimum cash condition in the Business Combination Agreement; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (iv) the ability of Newsight to meet Nasdaq listing standards following the Transactions and in connection with the consummation thereof; (v) costs related to the proposed Transactions; (vi) the occurrence of a material adverse change with respect to the financial position, performance, operations or prospects of Newsight or VSAC; (vii) the disruption of Newsight management time from ongoing business operations due to the proposed Transactions; (viii) announcements relating to the Transactions having an adverse effect on the market price of VSAC’s securities; (ix) failure to realize the anticipated benefits of the Proposed Business Combination or risk relating to the uncertainty of any prospective financial information of Newsight; (x) the effect of the Transactions and the announcement thereof on the ability of Newsight to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers and on its operating results and businesses generally; (xi) the failure of Newsight to meet projected development and production targets; (xii) changes in applicable laws or regulations, including laws and regulations affecting the market for Newsight’s products; (xiii) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors, or the continuing effects of the COVID-19 pandemic, the worsening thereof or other future pandemics; (xiv) fluctuations or effects on Newsight’s ability to implement its business strategy, maintain or grow customers or distributors or the price, availability and quality of raw materials and contracted products as well as currency fluctuations, and (xv) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by VSAC, including VSAC’s Form 10-K for the year ended December 31, 2021 as filed with the SEC on March 31, 2022 (the “10-K”), and its Form 10-Q, as filed with the SEC on August 12, 2022 (the “10-Q”), or that Newsight intends to file with the SEC, including in the Registration Statement. The foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. There may be additional risks that neither VSAC nor Newsight presently know, or that VSAC and Newsight currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. VSAC and Newsight undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

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Additional Information About the Proposed Business Combination and Where to Find It

In connection with the Proposed Business Combination, Newsight intends to file relevant materials with the SEC, including a Registration Statement on Form F-4, which will include a proxy statement/prospectus of VSAC, and a prospectus for the registration of Newsight securities in connection with the Proposed Business Combination (the “Registration Statement”). The parties urge its investors, shareholders, and other interested persons to read, when available, the preliminary proxy statement/prospectus and definitive proxy statement/prospectus, in each case when filed with the SEC and documents incorporated by reference therein because these documents will contain important information about VSAC, Newsight and the Proposed Business Combination. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to the shareholders of VSAC as of the record date in the future to be established for voting on the Proposed Business Combination and will contain important information about the Proposed Business Combination and related matters. Shareholders of VSAC and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents in connection with VSAC’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the Proposed Business Combination, because they will contain important information about VSAC, Newsight and the Proposed Business Combination. Shareholders and other interested persons will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other relevant materials in connection with the Proposed Business Combination, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: VSAC Acquisition Corp., Attention: Garry Stein, telephone: +852 9858 0029. The information contained on, or that may be accessed through, the websites referenced in this Form 8-K in each case is not incorporated by reference into, and is not a part of, this Form 8-K.

Participants in the Solicitation

VSAC, Newsight and their respective directors and executive officers may be deemed participants in the solicitation of proxies from VSAC’s shareholders in connection with the Proposed Business Combination. VSAC’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of VSAC in VSAC’s final prospectus filed with the SEC on November 3, 2021 in connection with VSAC’s initial public offering or in VSAC’s Form 10-K or its Form 10-Q. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to VSAC’s shareholders in connection with the Proposed Business Combination will be set forth in the proxy statement/prospectus for the Proposed Business Combination, accompanying the Registration Statement that Newsight intends to file with the SEC. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will likewise be included in that Registration Statement. You may obtain free copies of these documents as described above.

Non-Solicitation

This Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 14, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION SENSING ACQUISITION CORP.

	By:	/s/ George Sobek
	Name:	George Sobek
	Title:	Chairman & Chief Executive Officer

Dated: September 14, 2022

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